Exhibit 32.1

  CERTIFICATION OF CHIEF EXECUTIVE OFFICER REGARDING PERIODIC REPORT CONTAINING
              FINANCIAL STATEMENTS PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, Kenneth A. Chymiak, the Chief Executive Officer of ADDvantage Technologies Group, Inc. (the "Company"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, to the best of my knowledge, the Company's Annual Report on Form 10-KSB for the period ended September 30, 2003 (the "Report") filed with the Securities and Exchange Commission:

     O fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     O the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                     Name:    Kenneth A. Chymiak
                                     Title:   Chief Executive Officer and
                                              Chief Financial Officer
                                     Date:    December 23, 2003






A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to ADDvantage Technologies Group, Inc. and will be retained by ADDvantage Technologies Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


                                       45